CONTRACT FOR SALE AND PURCHASE OF REAL PROPERTY


(IF THIS IS A FHA, VA, CONDOMINIUM, COOPERATIVE, VACANT LAND or COMMERCIAL SALES CONTRACT, RIDERS ARE REQUIRED. A DISCLOSURE SUMMARY IS REQUIRED IF A HOMEOWNERS ASSOCIATION EXISTS. IF THE PROPERTY WAS BUILT PRIOR TO 1978, A LEAD BASED PAINT DISCLOSURE IS REQUIRED.)


Date of last execution by Buyer or Seller
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   EFFECTIVE DATE
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To be filled in by last
Party to Sign or Initial


Seller: Federated National Insurance Company, a Florida corporation (Tel:      )
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of
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Buyer: 21st Century Holding Company, a Florida corporation          (Tel:      )
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of
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hereby agree that the Seller shall sell and the Buyer shall buy the following described property together with existing improvements thereon, UPON THE TERMS AND CONDITIONS HEREINAFTER SET FORTH.

1. LEGAL DESCRIPTION of real estate located in Broward County, Florida.
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   Tax Folio #
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(See Exhibit "A" appended hereto.)
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ADDRESS:
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        (Street)              (Apt./Unit #)         (City, State)          (Zip)

SELLER OWNED PERSONAL PROPERTY INCLUDED: All fixed equipment, all window screens and hardware, all attached floor coverings and attached lighting fixtures as presently installed on said property.

LEASED EQUIPMENT IF ANY(e.g., Security System, Water Heater, Appliances, Etc.):

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Seller represents that the property can now be used for the following purposes:
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2. PURCHASE PRICE IS (In U.S. funds).............................  $2,775,871.13
                                                                   -------------
3. METHOD OF PAYMENT:

(a) Deposit(s) to be held in escrow by ___________________ ......
                                                                   -------------
(b) Additional escrow deposit due within ____ banking days.......
    after effective date, time being of the essence                -------------
    ESCROWED FUNDS MAY BE PLACED IN AN INTEREST BEARING
    ACCOUNT WITH INTEREST TO ACCRUE TO THE ESCROW AGENT
    UNLESS PRECLUDED BY LAW.

(c) Amount of new note and mortgage to be executed by the
    Buyer to any lender other than the Seller ...................
    TYPE OF MORTGAGE (CHECK ONE) [ ] Conventional, [ ] FHA,        -------------
    [ ] VA (If FHA or VA see Rider), [ ] Fixed Rate, [ ]
    Variable, [ ] Other at prevailing interest rate, payable in monthly installments to include interest for a period of _____ years. (30 years if left blank) Buyer agrees to make a written application within five banking days and to make a good faith, diligent effort to obtain the loan.
    THE COMMISSION OR OMISSION OF ANY ACT BY THE BUYER
    CALCULATED TO PRODUCE A REJECTION BY THE PROSPECTIVE
    LENDER SHALL CONSTITUTE AN ACT OF DEFAULT UNDER THIS
    CONTRACT.

(d) Conditioned upon Buyer assuming [ ] fixed rate [ ]
    adjustable rate [ ] balloon mortgage in favor of
    _________________ presently bearing interest at ___% and
    presently payable $_____ per month (P.I. ___.____)
    having an approximate balance of ............................
                                                                   -------------
                 (APPROVE BY CHECKING ONE ONLY)

    [ ] At present terms and interest rate for the period of
        the mortgage
    [ ] At an interest rate changeable to the rate of
        interest prevailing at time of closing and upon such
        terms and conditions as are required by lender,
        which Buyer agrees to accept. NOTE- if more than one
        existing mortgage is being assumed, place total of
        other balances here and describe its terms in
        Paragraph P (SPECIAL CLAUSES) of this Contract or on
        an Addendum.
    [ ] 2nd Mortgage [ ] 3rd Mortgage ...........................
                                                                   -------------
(e) Purchase money mortgage and note to Seller in the
    principal amount of $____ bearing interest at _____% for
    _____ years. [ ]Freely Assumable [ ]Assumable
    w/Qualifying [ ]Assumable w/Qualifying & Rate Change [
    ]Non-Assumable Payable as follows: ___________________ ......
                                                                   -------------
(f) Balance of funds due from Buyer in the form of U.S.
    currency or cashier's check drawn on a Florida financial
    institution, upon closing and delivery of deed (or such
    greater or lesser amount as may be necessary to complete
    payment of purchase price after credits, adjustments and
    prorations)..................................................  $2,775,871.13
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(g) PURCHASE PRICE...............................................  $2,775,871.13
                                                                   -------------
4. CONTRACT RIDERS: [ ] FHA or VA, [ ] Condominium,
   [ ] Co-op, [ ] Homeowner's Association, and/or [ ] Vacant Land

   (a) See appropriate rider(s) attached hereto and made a part hereof.

   (b) If Buyer will be obligated to be a member of a Homeowner's
       Association, BUYER SHOULD NOT EXECUTE THIS CONTRACT UNTIL BUYER HAS RECEIVED AND READ THE HOMEOWNER'S ASSOCIATION DISCLOSURE.

5. TIME FOR ACCEPTANCE: If this Contract is not executed by Seller and Buyer on or before February 28, 2005, the deposit shall, at the option of Buyer, be returned to Buyer and this agreement shall be null and void.

6. CLOSING DATE: This Contract shall be closed and the closing documents and possession shall be delivered on or before February 28, 2005, unless modified by other provisions of this Contract or separate agreement.

      THIS IS A LEGALLY BINDING CONTRACT AND ACCORDINGLY YOU MAY WISH
              TO SEEK LEGAL, ENVIRONMENTAL, AND/OR TAX ADVICE.

A. EVIDENCE OF TITLE: Since the Seller is a wholly owned subsidiary of the Buyer, the Buyer agrees to accept title in its current "As Is" condition without resort to a title search.

B. CLOSING:

   1. PLACE: Closing shall be held at the office of Seller.

   2. DOCUMENTS: Seller shall furnish deed or other instrument of conveyance and a mechanic's lien affidavit.

   3. EXPENSES: The cost of state documentary stamps which are required to be affixed to the instrument of conveyance shall be paid by Seller. The cost of recording the deed shall be paid by Buyer.

   4. PRORATIONS: Any references in this Contract to prorations shall be as of the date of closing unless occupancy occurs prior to closing, in which case prorations shall be as of the date of occupancy, unless otherwise provided:


      (a) PRORATION OF TAXES (REAL AND PERSONAL): Taxes shall be prorated between the parties, outside of closing, on the current year's tax without regard to discount. If closing occurs on a date when the current year's millage is not fixed, and the current year's assessment is available, taxes will be prorated based upon such assessment and the prior year's millage. If the current year's assessment is not available, taxes will be prorated on the prior year's tax without regard to discount. If there are completed improvements by January 1st of the year of closing, which improvements were not in existence on January 1st of the prior year, taxes will be prorated based upon the prior year's millage and an equitable estimated assessment of the property, as improved. Any tax proration based upon any estimate shall be subsequently readjusted upon receipt of the tax bill.


      (b) PRORATION OF RENTS: Rents shall be prorated between the parties, outside of closing. The Seller shall assign all existing leases to the Buyer.

C. AFFIDAVITS: Seller shall furnish to Buyer at time of closing an affidavit attesting to the absence of any claims of mechanic's lien or potential mechanic lienors known to Seller. If the property has been improved within ninety (90) days prior to closing, Seller shall deliver to Buyer and affidavit setting forth names and addresses of all Contractors, sub-Contractors, suppliers and materialmen and stating that all bills for work on subject property have been paid. Buyer may require releases of all potential liens. Seller shall also furnish a "FIRPTA" and "Gap" affidavit.

D. CONVEYANCE AND TRANSFER: Seller shall convey real property to Buyer by Statutory Warranty Deed (unless selling in a representative capacity) subject to: (1) taxes for year of closing and subsequent years; (2) zoning and/or restrictions and prohibitions imposed by governmental authority; (3) restrictions and other matters appearing on the plat and/or common to the subdivision; (4) easements of record.

E. POSSESSION: Seller agrees to deliver possession upon closing and funding.

F. DEFAULT: Intentionally Omitted

G. MISCELLANEOUS:

   1. ATTORNEY'S FEES AND COSTS: In any litigation (including all appeals) arising out of this Contract involving Seller and Buyer the prevailing party shall be entitled to recover all costs incurred, including reasonable attorney's fees.

   2.PERSONS BOUND: This Contract shall bind and inure to the benefit of the parties hereto, their heirs and successors. Whenever the context permits, singular shall include plural and gender shall include all.

   3. ADDENDA AND EXHIBITS: The term "Contract" shall include all Addenda and Exhibits attached or incorporated by reference.

   4. NOTICE AND TIME: Notice given by or to the Attorney for either party shall be effective as if given by or to said party. Any time period which shall end on a Saturday, Sunday or legal holiday shall extend to 5:00 o'clock P.M. on the next full business day. Time is of the essence, with regard to all terms set forth herein.

   5. CONTRACT NOT RECORDABLE: Neither this Contract nor any notice thereof shall be recorded in the public records.

   6. FAX AND COUNTERPARTS: A signature transmitted by telefax shall be deemed to have the same effect as an original signature. This agreement may be executed in counterparts.

   7. EFFECTIVE DATE: The effective date shall be the last date of execution by Buyer or Seller. All time periods shall be calculated commencing the day after the effective date unless specified herein.

H. SELLER'S REPRESENTATIONS AND WARRANTIES: Seller represents and warrants to Buyer that:

   (a) To the best of Seller's knowledge, Seller is a Florida corporation, duly organized, validly existing and in good standing under the laws of the State of Florida and is authorized to do business in the State of Florida, has duly authorized the execution an performance of this contract and such execution and performance will not violate any material term of its articles of incorporation or bylaws.

   (b) To the best of Seller's knowledge, no petition in bankruptcy (voluntary or otherwise), assignment for the benefit of creditors, or petition seeking reorganization or rearrangement or other action under federal or state bankruptcy laws is pending against or contemplated by Seller.

   (c) To the best of Seller's knowledge, Seller has not received any written notice from any governmental entity or other third party of any actions threatened against Seller which could affect Seller's right to sell the property.

   (d) To the best of Seller's knowledge, no notices of violation of law or municipal ordinances or of Federal, State, County or Municipal or other governmental agency regulations, orders or requirements relating to the property have been received by Seller.

I. BUYER'S REPRESENTATIONS AND WARRANTIES: Buyer represents and warrants to Seller that:

   (a) To the best of Buyer's knowledge, Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada and is authorized to do business in the State of Florida, has duly authorized the execution an performance of this contract and such execution and performance will not violate any material term of its articles of organization or bylaws.

   (b) To the best of Buyer's knowledge, no petition in bankruptcy (voluntary or otherwise), assignment for the benefit of creditors, or petition seeking reorganization or rearrangement or other action under federal or state bankruptcy laws is pending against or contemplated by Buyer.

   (c) To the best of Buyer's knowledge, Buyer has not received any written notice from any governmental entity or other third party of any actions threatened against Buyer which could affect Buyer's right to buy the property.

J. FINAL AGREEMENT: No modification or change in this Contract shall be binding unless in writing and executed by the parties. Where in conflict, typewritten provisions shall supersede printed provisions and handwritten provisions shall supersede typewritten and/or printed provisions.

K. PROPERTY CONDITION: The property sold hereby is sold in "As Is" condition, without any representations or warranties.

L. BROKERS: The parties acknowledge that there are no real estate brokers involved in this transaction.


    SELLER                                   BUYER

    FEDERATED NATIONAL                       21st CENTURY HOLDING COMPANY
    INSURANCE COMPANY


    /s/ Michael Braun                        /s/ Richard Widdicombe
    ---------------------------------        ---------------------------------
    BY: Michael Braun as its President       BY: Richard Widdicombe as its CEO